Supplement to the

Fidelity® U.S. Treasury Money Market Fund
Fidelity Government Money Market
and
Fidelity Money Market

Funds of Fidelity Hereford Street Trust

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2008

The following information supplements similar information found in the "Management Contracts"section beginning on page 23.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

The following information replaces the similar information found in the "Fund Holdings Information" section beginning on page 30.

Each fund may from time to time make full holdings available more frequently, including daily, if such disclosure is determined by FMR to be in the interest of fund shareholders. A fund may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

SMFB-08-02 September 26, 2008
1.713588.113